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                                 Exhibit 10.9B


Schedule Identifying Material Differences Among Severance Protection Agreements
               Between Barrett Resources Corporation And Each Of
         Paul R. Rady, A. Ralph Reed, J. Frank Keller, And Peter A. Dea


                                   Continued Benefits
Name             Position           Period             Lump Sum Cash Payment
----             --------          ------------------  ---------------------


Paul M. Rady     President,        Three years         Three times
                 Chief Executive                       annual
                 Officer, and                          compensation
                 Director

A. Ralph Reed    Executive Vice    Three years         Three times
                 President -                           annual
                 Operations, and                       compensation
                 Director

J. Frank Keller  Executive Vice    Three years         Three times
                 President,                            annual
                 Chief Financial                       compensation
                 Officer, and
                 Director

Peter A. Dea     Senior Vice       Two years           Two times annual
                 President -                           compensation
                 Onshore
                 Exploration